EXHIBIT 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows that such information is inaccurate.

DATE: May 2, 2017

FRONTFOUR CAPITAL GROUP LLC

By:	/s/ Zachary George
Name: Zachary George
Title: Managing Member

FRONTFOUR VALUE FUND

By:	FrontFour Value GP Inc., its general partner

By:	/s/ Zachary George
Name: Zachary George
Title: Director

FRONTFOUR VALUE GP INC.

By:	/s/ Zachary George
Name: Zachary George
Title: Director

FRONTFOUR MASTER FUND, LTD.

By:	FrontFour Capital Group LLC., its investment manager

By:	/s/ Zachary George
Name: Zachary George
Title: Managing Member

FRONTFOUR OPPORTUNITY FUND

By:	FrontFour Capital Corp., its investment manager

By:	/s/ Zachary George
Name: Zachary George
Title: Principal

FRONTFOUR CAPITAL CORP.

By:	/s/ Zachary George
Name: Zachary George
Title: Principal

By:	/s/ Stephen Loukas
Name: Stephen Loukas

By:	/s/ David A. Lorber
Name: David A. Lorber

By:	/s/ Zachary George
Name: Zachary George

SANDPIPER ASSET MANAGEMENT INC.

By:	/s/ Samir A. Manji
Name: Samir A. Manji
Title: Chief Executive Officer

SANDPIPER REAL ESTATE FUND LIMITED PARTNERSHIP

By:	Sandpiper GP Inc., its general partner

By:	/s/ Samir A. Manji
Name: Samir A. Manji
Title: Chief Executive Officer

STONE OPPORTUNITY LIMITED PARTNERSHIP

By:	Sandpiper GP Inc., its general partner

By:	/s/ Samir A. Manji
Name: Samir A. Manji
Title: Chief Executive Officer

SANDPIPER GP INC.

By:	/s/ Samir A. Manji
Name: Samir A. Manji
Title: Chief Executive Officer

By:	/s/ Samir A. Manji
Name: Samir A. Manji

By:	/s/ Salim Aziz Manji
Name: Salim Aziz Manji